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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 31, 2022
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 4, 2022, Oportun Financial Corporation (the “Company”) issued a press release announcing the sale of $228 million of loans through the issuance of amortizing asset-backed notes (the “Notes”) and asset-backed certificates (the “Certificates”), both of which are secured by a pool of its unsecured and secured personal installment loans.

Oportun and funds managed by Ellington Management Group both contributed collateral and were co-sponsors of the transaction, which totaled $400 million. The Notes were priced with a weighted average fixed interest rate of 3.83% per annum. Oportun also sold its portion of the Certificates. By selling both its Notes and residual interest, Oportun achieved a sale of loans at an all-in yield of 6.75% on its portion of the transaction. The sale was completed on March 31, 2022.

The Notes and the Certificates were issued pursuant to the Indenture dated as of March 31, 2022 (the “2022-1 Base Indenture”) entered into among Oportun Funding 2022-1 as issuer (the “Issuer”) and Wilmington Trust, National Association, as trustee, (in such capacity, the “Trustee”), securities intermediary (in such capacity, the “Securities Intermediary”) and depositary bank (in such capacity, the “Depositary Bank”), as supplemented by the Series 2022-1 Indenture Supplement (the “2022-1 Indenture Supplement” and together with the 2022-1 Base Indenture, the “2022-1 Indenture”), among the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank. The Notes and Certificates were offered and sold in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended.

The foregoing description of the 2022-1 Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the 2022-1 Indenture, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated April 4, 2022
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	April 6, 2022	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial and Accounting Officer)